CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Third-Quarter 2024 Results

CINCINNATI, October 29, 2024—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS), one of the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2024, versus the comparable prior-year period.

Changes to Non-GAAP Metrics

Chemed uses certain non-GAAP metrics such as EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted earnings per share, to provide additional context and perspective to reported operational results.

Chemed’s previously reported non-GAAP metrics during the four sequential quarters from September 30, 2022 through June 30, 2023 excluded the 12-month pandemic-related licensed healthcare professional retention bonus (Retention Program). Starting with the quarter-ended September 30, 2023, the Company no longer excludes the cost of the Retention Program when presenting non-GAAP operating metrics in current or prior periods.

For the nine-months ended September 30, 2023, the pretax and after-tax Retention Program expense was $23.7 million and $18.0 million, respectively.  There was no material impact on financial results for the quarter or nine months-ended September 30, 2024 as a result of the Retention Program.

Results for Quarter Ended September 30, 2024

Consolidated operating results:

•	Revenue increased 7.4% to $606.2 million
•	GAAP Diluted Earnings-per-Share (EPS) of $5.00, an increase of 1.4%
•	Adjusted Diluted EPS of $5.64, an increase of 6.0%

VITAS segment operating results:

•	Net Patient Revenue of $391.4 million, an increase of 17.3%
•	Average Daily Census (ADC) of 21,785, an increase of 15.5%
•	Admissions of 16,775, an increase of 6.3%

•	Net Income, excluding certain discrete items, of $53.8 million, an increase of 26.4%
•	Adjusted EBITDA, excluding Medicare Cap, of $73.1 million, an increase of 33.1%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 18.6%, an increase of 212-basis points

Roto-Rooter segment operating results:

•	Revenue of $214.8 million, a decrease of 6.9%
•	Net Income, excluding certain discrete items, of $39.8 million, a decrease of 18.9%
•	Adjusted EBITDA of $56.4 million, a decline of 15.8%
•	Adjusted EBITDA margin of 26.3%, a decline of 275-basis points

VITAS

As previously announced, VITAS completed its acquisition of the hospice assets and an assisted living facility of Covenant Health and Community Services, Inc. (Covenant Health) on April 17, 2024 for $85.0 million in cash. Before presenting VITAS’ overall results, it is important to disclose the methodology used in determining the impact of Covenant Health’s acquisition on VITAS’ overall results.  VITAS had significant operations in two of the three Florida locations we acquired from Covenant Health.  Those locations require that we estimate the Covenant Health impact, as once the operations are integrated, there are not separate results.  For instance, there are no VITAS-specific referral sources versus Covenant Health-specific referral sources in these locations.  It is very likely that referral sources in the area have historically referred to both VITAS and Covenant Health.  We have used historical operating trends in these locations to determine what is “legacy” VITAS activity.  All activity above those historical operating trends have been attributed as the Covenant Health impact. We have included the specifically determined impact as it relates to new operating territories acquired.  Based on the above, we discuss the range of impact that Covenant had on the overall VITAS operating metrics.

Covenant Health contributed approximately $10 million to $11 million of revenue in the third quarter of 2024.  This revenue translated to net income of approximately $1.8 million to $2.0 million.  Adjusted EBITDA in the quarter attributed to Covenant Health is between $2.4 million and $2.6 million.

VITAS net revenue was $391.4 million in the third quarter of 2024, which is an increase of 17.3% when compared to the prior-year period.  This revenue increase is comprised primarily of a 15.5% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.6%.  Acuity mix shift negatively impacted revenue growth 144-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes increased revenue growth by approximately 64-basis points.

In the third quarter of 2024, VITAS accrued $2.2 million in Medicare Cap billing limitations.  This compares to a $125,000 Medicare Cap billing limitation in the third quarter of 2023.

Of VITAS’ 32 Medicare provider numbers, 24 provider numbers have a trailing 12-month Medicare Cap cushion of 10% or greater, five provider numbers have a cushion between 0% and 10%, and three provider numbers have a trailing 12-month Medicare Cap billing limitation totaling $9.4 million.

Average revenue per patient per day in the third quarter of 2024 was $199.16 which is 139-basis points above the prior-year period. Reimbursement for routine home care and high acuity care averaged $175.82 and $1,094.97, respectively.  During the quarter, high acuity days-of-care were 2.5% of total days of care, a decline of 26-basis points when compared to the prior-year quarter.

The third quarter 2024 gross margin, excluding Medicare Cap, was 25.1%.  This compares to the prior year quarter’s gross margin of 24.0%, excluding Medicare Cap.  Selling, general and administrative expenses were $25.9 million in the third quarter of 2024 compared to $25.3 million in the prior-year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $73.1 million in the quarter, an increase of 33.1% when compared to the prior year period.  Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 18.6%, which is 212-basis points above the prior-year period.

Hurricane Helene, which impacted the panhandle of Florida and other parts of the southeastern United States in late September, did not result in any significant property loss or damage to VITAS.  However, as with other similar events, we did experience a slowdown in admission activity while health systems prepared for the hurricane and then dealt with the aftermath.  We estimate that admissions were negatively impacted during the quarter by approximately 60-100 patients.  We also believe that the Florida admission impact will be more significant in the fourth quarter with the combination of Hurricanes Helene and Milton.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $214.8 million in the third quarter of 2024, a decrease of 6.9%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $53.5 million, a decrease of 5.9% from the prior-year period.  This aggregate commercial revenue change consisted of drain cleaning revenue declining 4.4%, plumbing declining 12.1%, excavation declining 2.3%, and water restoration declining 3.3%.

Roto-Rooter branch residential revenue in the quarter totaled $146.0 million, a decrease of 6.3%, over the prior-year period.  This aggregate residential revenue change consisted of drain cleaning declining 5.9%, plumbing declining 11.2%, excavation declining 6.1%, and water restoration declining 6.9%.

Roto-Rooter’s gross margin in the quarter was 52.9%, essentially flat when compared to the third quarter of 2023.  Roto-Rooter’s selling, general and administrative expenses were $57.1 million in the quarter, which is an increase of 3.5% compared to the third quarter of 2023.  This increase was caused by continued enhanced marketing efforts designed to drive additional demand.

Adjusted EBITDA in the third quarter of 2024 totaled $56.4 million, a decrease of 15.8% when compared to the third quarter of 2023.  The Adjusted EBITDA margin in the quarter was 26.3% which represents a 275-basis point decline from the third quarter of 2023.

Chemed Consolidated

As of September 30, 2024, Chemed had total cash and cash equivalents of $238.5 million and no current or long-term debt.

In June 2022, Chemed entered into a five-year $550 million Amended and Restated Credit Agreement (Credit Agreement).  This Credit Agreement consisted of a $100 million amortizable term loan and a $450 million revolving credit facility. The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points.  There is approximately $404.8 million of undrawn borrowing capacity under the Credit Agreement after excluding $45.2 million for Letters of Credit.

During the quarter, the Company repurchased 100,000 shares of Chemed stock for $57.8 million which equates to a cost per share of $578.21.  As of September 30, 2024, there was approximately $168.1 million of remaining share repurchase authorization under its plan.

Revision to Guidance for 2024

VITAS continues to perform as anticipated, and we reiterate the metrics for VITAS as presented in our second quarter 2024 press release.  Roto-Rooter’s revenue and resulting adjusted EBITDA and adjusted net income was softer than anticipated during the third quarter of 2024.  As a result of these factors, full-year consolidated 2024 earnings per diluted share, excluding non-cash expense for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items, is estimated to be in the range of $23.00 to $23.15.  This range represents a 13.3% to 14.0% increase from Chemed’s 2023 reported adjusted earnings per diluted share of $20.30.  This guidance assumes an effective corporate tax rate on adjusted earnings of 24.3% and a diluted share count of 15.22 million shares.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday October 30, 2024, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the

investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/c93ntfig/.

Participants may also register via teleconference at:

https://register.vevent.com/register/BI0022c41ceecf4b83a582584604bc732b.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary.  VITAS provides daily hospice services to patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies.  These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures.  Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales.  A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of  qualified nurses,  other healthcare professionals and  licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of  Business by  Segment" or "Risk Factors" in Chemed’s  most recent  report on  form 10-Q  or 10-K and its other filings with the Securities and Exchange Commission.  You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Service revenues and sales	$606,181	$564,532	$1,791,294	$1,678,505
Cost of services provided and goods sold	396,187	362,358	1,171,064	1,107,256
Selling, general and administrative expenses (aa)	101,981	99,602	320,109	294,684
Depreciation	13,147	12,858	39,601	37,778
Amortization	2,550	2,521	7,617	7,548
Other operating expense	159	343	288	2,064
Total costs and expenses	514,024	477,682	1,538,679	1,449,330
Income from operations	92,157	86,850	252,615	229,175
Interest expense	(427)	(444)	(1,281)	(2,766)
Other income--net (bb)	9,299	6,859	28,008	8,365
Income before income taxes	101,029	93,265	279,342	234,774
Income taxes	(25,253)	(18,307)	(67,662)	(52,318)
Net income	$75,776	$74,958	$211,680	$182,456
Earnings Per Share
Net income	$5.04	$4.97	$14.04	$12.14
Average number of shares outstanding	15,025	15,075	15,082	15,034
Diluted Earnings Per Share
Net income	$5.00	$4.93	$13.88	$12.02
Average number of shares outstanding	15,168	15,200	15,253	15,178

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$93,269	$91,792	$287,712	$281,426
Market value adjustments related to deferred
compensation trusts	5,629	4,257	16,600	5,441
Long-term incentive compensation	3,083	3,553	15,797	7,817
Total SG&A expenses	$101,981	$99,602	$320,109	$294,684

(bb) Other income--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Market value adjustments related to deferred
compensation trusts	$5,629	$4,257	$16,600	$5,441
Interest income	3,668	2,600	11,405	2,863
Other	2	2	3	61
Total other income--net	$9,299	$6,859	$28,008	$8,365

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	September 30,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$238,451	$173,150
Accounts receivable less allowances	196,481	168,031
Inventories	9,899	12,511
Prepaid income taxes	14,229	11,337
Prepaid expenses	31,377	29,510
Total current assets	490,437	394,539
Investments of deferred compensation plans held in trust	126,631	104,410
Properties and equipment, at cost less accumulated depreciation	200,939	205,462
Lease right of use asset	134,111	123,353
Identifiable intangible assets less accumulated amortization	94,753	92,768
Goodwill	666,860	584,977
Other assets	55,704	56,570
Total Assets	$1,769,435	$1,562,079
Liabilities
Current liabilities
Accounts payable	$44,938	$56,508
Accrued insurance	60,308	61,122
Accrued income taxes	3,385	5,135
Accrued compensation	73,141	74,865
Short-term lease liability	42,490	37,615
Other current liabilities	40,517	61,974
Total current liabilities	264,779	297,219
Deferred income taxes	28,076	30,381
Deferred compensation liabilities	122,240	102,815
Long-term lease liability	105,416	99,346
Other liabilities	13,169	13,075
Total Liabilities	533,680	542,836
Stockholders' Equity
Capital stock	37,395	37,013
Paid-in capital	1,462,569	1,254,356
Retained earnings	2,639,011	2,362,928
Treasury stock, at cost	(2,905,430)	(2,637,102)
Deferred compensation payable in Company stock	2,210	2,048
Total Stockholders' Equity	1,235,755	1,019,243
Total Liabilities and Stockholders' Equity	$1,769,435	$1,562,079

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash Flows from Operating Activities
Net income	$211,680	$182,456
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	47,218	45,326
Stock option expense	23,933	22,376
Noncash long-term incentive compensation	15,783	6,637
Litigation settlements	(5,750)	2,050
Benefit for deferred income taxes	(2,245)	(8,232)
Noncash directors' compensation	1,282	1,444
Amortization of debt issuance costs	241	500
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(14,336)	(27,843)
Decrease/(increase) in inventories	2,125	(2,239)
(Increase)/decrease in prepaid expenses	(1,173)	781
Decrease in accounts payable and
other current liabilities	(19,641)	(15,815)
Change in current income taxes	(4,545)	12,314
Net change in lease assets and liabilities	(400)	(892)
Increase in other assets	(21,101)	(8,622)
Increase in other liabilities	18,348	11,426
Other sources	1,165	69
Net cash provided by operating activities	252,584	221,736
Cash Flows from Investing Activities
Business combinations, net of cash acquired	(97,400)	(3,994)
Capital expenditures	(36,770)	(45,075)
Proceeds from sale of fixed assets	3,060	506
Other uses	(281)	(409)
Net cash used by investing activities	(131,391)	(48,972)
Cash Flows from Financing Activities
Purchases of treasury stock	(152,049)	(27,769)
Proceeds from exercise of stock options	49,906	58,277
Dividends paid	(19,594)	(17,446)
Change in cash overdrafts payable	(15,749)	16,182
Capital stock surrendered to pay taxes on stock-based compensation	(8,827)	(5,446)
Payments on long-term debt	-	(97,500)
Other uses	(387)	(38)
Net cash used by financing activities	(146,700)	(73,740)
(Decrease)/increase in Cash and Cash Equivalents	(25,507)	99,024
Cash and cash equivalents at beginning of year	263,958	74,126
Cash and cash equivalents at end of year	$238,451	$173,150

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2024 (a)
Service revenues and sales	$391,406	$214,775	$-	$606,181
Cost of services provided and goods sold	294,936	101,251	-	396,187
Selling, general and administrative expenses	25,883	57,072	19,026	101,981
Depreciation	5,063	8,071	13	13,147
Amortization	26	2,524	-	2,550
Other operating expense	97	62	-	159
Total costs and expenses	326,005	168,980	19,039	514,024
Income/(loss) from operations	65,401	45,795	(19,039)	92,157
Interest expense	(46)	(114)	(267)	(427)
Intercompany interest income/(expense)	4,920	3,656	(8,576)	-
Other income—net	62	18	9,219	9,299
Income/(loss) before income taxes	70,337	49,355	(18,663)	101,029
Income taxes	(16,851)	(11,400)	2,998	(25,253)
Net income/(loss)	$53,486	$37,955	$(15,665)	$75,776

2023 (b)
Service revenues and sales	$333,728	$230,804	$-	$564,532
Cost of services provided and goods sold	253,731	108,627	-	362,358
Selling, general and administrative expenses	25,256	55,141	19,205	99,602
Depreciation	5,009	7,836	13	12,858
Amortization	26	2,495	-	2,521
Other operating expense/(income)	(53)	396	-	343
Total costs and expenses	283,969	174,495	19,218	477,682
Income/(loss) from operations	49,759	56,309	(19,218)	86,850
Interest expense	(52)	(131)	(261)	(444)
Intercompany interest income/(expense)	4,935	3,040	(7,975)	-
Other income—net	849	34	5,976	6,859
Income/(loss) before income taxes	55,491	59,252	(21,478)	93,265
Income taxes	(11,160)	(8,925)	1,778	(18,307)
Net income/(loss)	$44,331	$50,327	$(19,700)	$74,958

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2024 (a)
Service revenues and sales	$1,119,970	$671,324	$-	$1,791,294
Cost of services provided and goods sold	852,347	318,717	-	1,171,064
Selling, general and administrative expenses	73,968	175,683	70,458	320,109
Depreciation	15,288	24,275	38	39,601
Amortization	79	7,538	-	7,617
Other operating expense	160	128	-	288
Total costs and expenses	941,842	526,341	70,496	1,538,679
Income/(loss) from operations	178,128	144,983	(70,496)	252,615
Interest expense	(138)	(349)	(794)	(1,281)
Intercompany interest income/(expense)	15,096	10,638	(25,734)	-
Other income—net	138	64	27,806	28,008
Income/(loss) before income taxes	193,224	155,336	(69,218)	279,342
Income taxes	(46,517)	(36,010)	14,865	(67,662)
Net income/(loss)	$146,707	$119,326	$(54,353)	$211,680

2023 (b)
Service revenues and sales	$965,066	$713,439	$-	$1,678,505
Cost of services provided and goods sold	770,470	336,786	-	1,107,256
Selling, general and administrative expenses	71,248	171,966	51,470	294,684
Depreciation	14,907	22,830	41	37,778
Amortization	78	7,470	-	7,548
Other operating expense/(income)	(15)	2,079	-	2,064
Total costs and expenses	856,688	541,131	51,511	1,449,330
Income/(loss) from operations	108,378	172,308	(51,511)	229,175
Interest expense	(154)	(387)	(2,225)	(2,766)
Intercompany interest income/(expense)	14,393	8,652	(23,045)	-
Other income—net	1,109	96	7,160	8,365
Income/(loss) before income taxes	123,726	180,669	(69,621)	234,774
Income taxes	(28,503)	(38,315)	14,500	(52,318)
Net income/(loss)	$95,223	$142,354	$(55,121)	$182,456

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2024
Net income/(loss)	$53,486	$37,955	$(15,665)	$75,776
Add/(deduct):
Interest expense	46	114	267	427
Income taxes	16,851	11,400	(2,998)	25,253
Depreciation	5,063	8,071	13	13,147
Amortization	26	2,524	-	2,550
EBITDA	75,472	60,064	(18,383)	117,153
Add/(deduct):
Intercompany interest expense/(income)	(4,920)	(3,656)	8,576	-
Interest income	(59)	(18)	(3,589)	(3,666)
Stock option expense	-	-	6,038	6,038
Long-term incentive compensation	-	-	3,083	3,083
Acquisition expense	394	(8)	-	386
Adjusted EBITDA	$70,887	$56,382	$(4,275)	$122,994

2023
Net income/(loss)	$44,331	$50,327	$(19,700)	$74,958
Add/(deduct):
Interest expense	52	131	261	444
Income taxes	11,160	8,925	(1,778)	18,307
Depreciation	5,009	7,836	13	12,858
Amortization	26	2,495	-	2,521
EBITDA	60,578	69,714	(21,204)	109,088
Add/(deduct):
Intercompany interest expense/(income)	(4,935)	(3,040)	7,975	-
Interest income	(847)	(34)	(1,719)	(2,600)
Litigation settlement	-	300	-	300
Stock option expense	-	-	5,495	5,495
Long-term incentive compensation	-	-	3,553	3,553
Adjusted EBITDA	$54,796	$66,940	$(5,900)	$115,836

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2024
Net income/(loss)	$146,707	$119,326	$(54,353)	$211,680
Add/(deduct):
Interest expense	138	349	794	1,281
Income taxes	46,517	36,010	(14,865)	67,662
Depreciation	15,288	24,275	38	39,601
Amortization	79	7,538	-	7,617
EBITDA	208,729	187,498	(68,386)	327,841
Add/(deduct):
Intercompany interest expense/(income)	(15,096)	(10,638)	25,734	-
Interest income	(136)	(64)	(11,205)	(11,405)
Stock option expense	-	-	23,933	23,933
Long-term incentive compensation	-	-	10,460	10,460
Severance arrangement	-	-	5,337	5,337
Acquisition expense	1,302	37	-	1,339
Adjusted EBITDA	$194,799	$176,833	$(14,127)	$357,505
2023
Net income/(loss)	$95,223	$142,354	$(55,121)	$182,456
Add/(deduct):
Interest expense	154	387	2,225	2,766
Income taxes	28,503	38,315	(14,500)	52,318
Depreciation	14,907	22,830	41	37,778
Amortization	78	7,470	-	7,548
EBITDA	138,865	211,356	(67,355)	282,866
Add/(deduct):
Intercompany interest expense/(income)	(14,393)	(8,652)	23,045	-
Interest income	(1,046)	(96)	(1,720)	(2,862)
Stock option expense	-	-	22,376	22,376
Long-term incentive compensation	-	-	7,817	7,817
Litigation settlements	-	2,056	-	2,056
Adjusted EBITDA	$123,426	$204,664	$(15,837)	$312,253

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net income as reported	$75,776	$74,958	$211,680	$182,456
Add/(deduct) pre-tax cost of:
Stock option expense	6,038	5,495	23,933	22,376
Long-term incentive compensation	3,083	3,553	10,460	7,817
Amortization of reacquired franchise rights	2,352	2,352	7,056	7,056
Severance arrangement	-	-	5,337	-
Acquisition expense	386	-	1,339	-
Litigation settlement	-	300	-	2,056
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(1,761)	(1,326)	(6,762)	(6,443)
Tax impact of deferred tax rate change	-	(4,241)	-	(4,241)
Excess tax benefits on stock compensation	(389)	(225)	(4,308)	(3,376)
Adjusted net income	$85,485	$80,866	$248,735	$207,701

Diluted Earnings Per Share As Reported
Net income	$5.00	$4.93	$13.88	$12.02
Average number of shares outstanding	15,168	15,200	15,253	15,178

Adjusted Diluted Earnings Per Share
Adjusted net income	$5.64	$5.32	$16.31	$13.68
Average number of shares outstanding	15,168	15,200	15,253	15,178

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

Three Months Ended September 30,			Nine Months Ended September 30,
OPERATING STATISTICS	2024	2023	2024	2023
Net revenue ($000) (c)
Homecare	$338,344	$287,389	$967,981	$832,554
Inpatient	29,923	27,818	89,297	84,312
Continuous care	25,799	22,032	74,295	63,054
Other	5,082	3,562	13,900	9,738
Subtotal	$399,148	$340,801	$1,145,473	$989,658
Room and board, net	(3,336)	(2,646)	(9,437)	(8,317)
Contractual allowances	(2,167)	(4,302)	(10,077)	(10,650)
Medicare cap allowance	(2,239)	(125)	(5,989)	(5,625)
Net Revenue	$391,406	$333,728	$1,119,970	$965,066
Net revenue as a percent of total before Medicare cap allowance
Homecare	84.8%	84.3%	84.5%	84.1%
Inpatient	7.5	8.2	7.8	8.5
Continuous care	6.5	6.5	6.5	6.4
Other	1.2	1.0	1.2	1.0
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.8)	(0.8)	(0.8)	(0.8)
Contractual allowances	(0.5)	(1.3)	(0.9)	(1.1)
Medicare cap allowance	(0.6)	-	(0.5)	(0.6)
Net Revenue	98.1%	97.9%	97.8%	97.5%
Days of care
Homecare	1,622,680	1,391,377	4,621,755	4,018,469
Nursing home	320,664	287,785	908,013	833,112
Respite	9,952	7,292	26,806	19,211
Subtotal routine homecare and respite	1,953,296	1,686,454	5,556,574	4,870,792
Inpatient	26,524	25,493	79,064	76,987
Continuous care	24,365	23,071	72,335	65,630
Total	2,004,185	1,735,018	5,707,973	5,013,409

Number of days in relevant time period	92	92	274	273
Average daily census ("ADC") (days)
Homecare	17,639	15,124	16,867	14,720
Nursing home	3,485	3,128	3,314	3,052
Respite	108	79	98	70
Subtotal routine homecare and respite	21,232	18,331	20,279	17,842
Inpatient	288	277	289	282
Continuous care	265	251	264	240
Total	21,785	18,859	20,832	18,364

Total Admissions	16,775	15,774	51,020	47,564
Total Discharges	16,217	15,328	48,285	45,837
Average length of stay (days)	102.0	103.1	102.2	100.8
Median length of stay (days)	18.0	17.0	17.0	16.0

ADC by major diagnosis
Cerebro	43.6%	42.0%	43.7%	42.2%
Neurological	13.3	14.7	13.3	15.9
Cancer	10.0	10.6	10.0	10.6
Cardio	16.3	16.4	16.2	16.1
Respiratory	7.1	7.2	7.2	7.1
Other	9.7	9.1	9.6	8.1
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	28.4%	26.6%	27.7%	26.3%
Neurological	7.7	8.8	7.9	9.9
Cancer	25.7	26.1	25.1	26.0
Cardio	15.1	16.0	15.7	16.2
Respiratory	9.5	9.7	9.9	10.1
Other	13.6	12.8	13.7	11.5
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	0.6%	1.3%	0.9%	1.1%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	37.5	36.4	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	35.5	33.8	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023
(unaudited)

(a)	Included in the results of operations for 2024 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(6,038)	$(6,038)
	Long-term incentive compensation	-	-	(3,083)	(3,083)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Acquisition expense	(394)	8	-	(386)
	Pretax impact on earnings	(394)	(2,344)	(9,121)	(11,859)
	Excess tax benefits on stock compensation	-	-	389	389
	Income tax benefit on the above	96	546	1,119	1,761
	After-tax impact on earnings	$(298)	$(1,798)	$(7,613)	$(9,709)

		Nine Months Ended September 30, 2024
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(23,933)	$(23,933)
	Long-term incentive compensation	-	-	(10,460)	(10,460)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Severance arrangement	-	-	(5,337)	(5,337)
	Acquisition expense	(1,302)	(37)	-	(1,339)
	Pretax impact on earnings	(1,302)	(7,093)	(39,730)	(48,125)
	Excess tax benefits on stock compensation	-	-	4,308	4,308
	Income tax benefit on the above	317	1,652	4,793	6,762
	After-tax impact on earnings	$(985)	$(5,441)	$(30,629)	$(37,055)

(b)	Included in the results of operations for 2023 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(5,495)	$(5,495)
	Long-term incentive compensation	-	-	(3,553)	(3,553)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Litigation settlement	-	(300)	-	(300)
	Pretax impact on earnings	-	(2,652)	(9,048)	(11,700)
	Excess tax benefits on stock compensation	-	-	225	225
	Tax impact of deferred tax rate change	1,772	3,559	(1,090)	4,241
	Income tax benefit on the above	-	412	914	1,326
	After-tax impact on earnings	$1,772	$1,319	$(8,999)	$(5,908)

		Nine Months Ended September 30, 2023
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(22,376)	$(22,376)
	Long-term incentive compensation	-	-	(7,817)	(7,817)
	Amortization of reacquired franchise agreements	-	(7,056)	-	(7,056)
	Litigation settlements	-	(2,056)	-	(2,056)
	Pretax impact on earnings	-	(9,112)	(30,193)	(39,305)
	Excess tax benefits on stock compensation	-	-	3,376	3,376
	Tax impact of deferred tax rate change	1,772	3,559	(1,090)	4,241
	Income tax benefit on the above	-	2,123	4,320	6,443
	After-tax impact on earnings	$1,772	$(3,430)	$(23,587)	$(25,245)

(c)

VITAS has 10 large (greater than 450 ADC), 23 medium (greater than 200 but less than 450 ADC) and 22 small (less than 200 ADC) hospice programs.  Of Vitas' 32 Medicare provider numbers, for the trailing 12 months, 24 provider numbers have a Medicare cap cushion of greater than 10%, one provider number has a Medicare cap cushion between 5% and 10%, four provider numbers have a Medicare cap cushion between 0% and 5%, and three provider numbers have a Medicare cap liability.